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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.______)

  X    Filed by the Registrant
 ---
       Filed by a Party other than the Registrant
       Check the appropriate box

       Preliminary Proxy Statement                Confidential, For Use of
 ---                                         ---  the Company Only (as permitted
                                                  by Rule 14a-6(e)(2))

       Definitive Proxy Statement
 ---
  X    Definitive Additional Materials
 ---
       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
 ---

                          Northern States Power Company
                 Name of Registrant as Specified in Its Charter

     Name of Person(s) filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

  X   No fee required
 ---

       Fee computed on table below per Exchange Act Rule 14A-6(i )(1) and 0-11
 ---

(1)  Title of each class of securities to which transaction applies

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(2)  Aggregate number of securities to which transaction applies

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined)

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(4) Proposed maximum aggregate value of transaction.

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(5)      Total fee paid

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         Fee paid previously with preliminary materials
 ---

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      Check box if any part of the fee is offset as provided Exchange Act Rule
--- 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

(1)      Amount previously paid

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(2)      Form, Schedule or Registration Statement no

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(3)      Filing Party

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(4)      Date Filed

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[NORTHERN STATES POWER LETTERHEAD]

                                              June 1, 1999

Dear Shareholder,

Within the last week you should have received our proxy statement, dated May 19, 1999, for Northern States Power Company's June 28, 1999 special meeting of shareholders, the purpose of which is to vote on the proposed merger agreement between Northern States Power and New Century Energies. I am very pleased to tell you that since the time we mailed the proxy statement, Northern States Power and New Century Energies have chosen Xcel Energy Inc. as the new name for the combined company following the merger.

Enclosed you will find a supplement to the proxy statement, which indicates that when the merger becomes effective, the articles of incorporation of NSP, which will be the articles of incorporation of the combined company, will be amended to establish Xcel Energy Inc. as the new name for the combined company in addition to the amendment to increase the number of authorized shares of common stock of the combined company from 350 million to one billion.

We firmly believe that the merger with New Century Energies will provide the combined company a strong platform for assuring low-cost, quality services during a time of rapid change in the energy industry and the financial strength and stability to make planned investments to grow our combined businesses.

If you have not yet voted your shares, we urge you to do so as soon as possible. You can vote using the proxy form included with the May 19, 1999 proxy statement, or you can vote by telephone or through the Internet by following the instructions included on the proxy form. If you have already voted and wish to change your vote, you may do so at any time before we vote your proxy at the special meeting by any of the methods described in the "Question and Answer"
section in the proxy statement.

                                          Sincerely,
                                          /s/ James J. Howard
                                          JAMES J. HOWARD
                                          Chairman, President &
                                          Chief Executive Officer
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PROXY SUPPLEMENT
(TO JOINT PROXY STATEMENT/PROSPECTUS DATED MAY 19, 1999)

                         NORTHERN STATES POWER COMPANY
                           NEW CENTURY ENERGIES, INC.

                        JOINT PROXY STATEMENT SUPPLEMENT

                           -------------------------

     This proxy statement supplement relates to the joint proxy statement/prospectus dated May 19, 1999, which serves as a proxy statement of Northern States Power for its special meeting of shareholders to be held on June 28, 1999 and a proxy statement of New Century Energies for its special meeting of shareholders to be held on June 28, 1999. As described in the joint proxy statement/prospectus, Northern States Power Company and New Century Energies entered into an agreement and plan of merger, dated as of March 24, 1999, providing for a merger of equals transaction.

     Northern States Power and New Century Energies have selected Xcel Energy Inc. as the new name for the combined company. The merger agreement provides that at the effective time of the merger, in addition to an amendment to increase the number of authorized shares of common stock of the combined company from 350 million to one billion, the articles of incorporation of Northern States Power, which will be the articles of incorporation of the combined company, will be amended to reflect this name change. The form of the amendments to the articles of incorporation of the combined company are attached as Annex I to this proxy statement supplement and incorporated in this proxy statement supplement by reference. Annex I hereto replaces in its entirety Annex I to the Plan of Merger attached as Exhibit A to the merger agreement, which was included in the joint proxy statement/prospectus as Appendix A.

     These amendments do not require a separate vote by shareholders of Northern States Power under Minnesota law because they are an integral part of the merger agreement. Thus, by voting to approve the merger agreement and the merger, Northern States Power shareholders are also voting to approve the amendments described above. These amendments will not be put into effect if Northern States Power shareholders do not approve the merger agreement and the merger or if the merger is not completed for any other reason.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES TO BE ISSUED UNDER THE JOINT PROXY STATEMENT/PROSPECTUS OR DETERMINED WHETHER THE JOINT PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The date of this proxy statement supplement is June 1, 1999
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                                                                         ANNEX I

                                   AMENDMENTS
                                       TO
                     NSP RESTATED ARTICLES OF INCORPORATION
                    TO BE EFFECTIVE AS OF THE EFFECTIVE TIME

     1. The first sentence of Article I of the Restated Articles of Incorporation of Northern States Power Company (the "NSP Charter") shall be amended to read in its entirety as follows: "The name of this corporation shall be Xcel Energy Inc."

     2. The first paragraph of Article V of the NSP Charter shall be amended to read in its entirety as follows:

        "The total authorized number of shares that may be issued by the Corporation and that the Corporation will henceforth be authorized to have is one billion seven million (1,007,000,000) of the par value per share hereinafter set forth."

     3. Subparagraph 1 of Article V of the NSP Charter shall be amended to read in its entirety as follows:

        "1.  Authorized Number and Classes of Shares

        Such shares shall be divided into two classes to be designated, respectively, Preferred Stock and Common Stock. The total authorized number of shares of Preferred Stock is seven million (7,000,000) having a par value of one hundred dollars ($100.00) per share, and the total authorized number of shares of Common Stock is one billion (1,000,000,000) having a par value of two dollars and fifty cents ($2.50) per share."